UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     July 25, 2003

                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         01-14010                                      13-3668640
(Commission File Number)                  (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                        01757
(Address of Principal Executive Offices)                    (Zip Code)

                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma and Non-GAAP Financial Information and
                  Exhibits

(c) Exhibits

         Exhibit 99.1 Waters Corporation press release dated July 22, 2003 for the quarter and six months ended June 30, 2003

         Exhibit 99.2 Waters Corporation supplemental information disclosure of free cash flow for Q2, 2003

         Exhibit 99.3 Excerpts from Waters Corporation Q2, 2003 financial results conference call on July 22, 2003

Item 9. Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Condition)

         On July 22, 2003, Waters Corporation announced its results of operations for the quarter and six months ended June 30, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. A copy of excerpts from the financial results conference call held on July 22, 2003 is attached here as Exhibit 99.3 to this form 8-K and is incoporated herein by reference in its entirety.

         The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WATERS CORPORATION



Dated:  July 25, 2003                       By:    /s/ John Ornell
                                                  ------------------------------
                                           Name:  John Ornell
                                           Title: Senior Vice President,
                                                  Finance and Administration
                                                  and Chief Financial Officer